EXHIBIT 10.1

FORFEITURE AGREEMENT

This FORFEITURE AGREEMENT (the “Agreement”) is made effective as of September 17, 2008, by and among KAL Energy, Inc., a Delaware corporation (the “Company”), and ______, a __________ (the “Stockholder”).

RECITALS

A. The Stockholder is a holder of the Common Stock of the Company.

B. In order to allow the Company to issue shares of its Common Stock and options to purchase shares of its Common Stock in order to attract and retain qualified executive officers and directors, the Stockholder is willing to return to the Company ____________ shares of Common Stock of the Company (the “Forfeited Shares”).

C. As a stockholder of the Company, the Stockholder will receive various benefits from the Company’s improved ability to issue shares and options in connection with the transactions described above.

D. The Stockholder desires to return to the Company all of the Forfeited Shares held by the Stockholder, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises of the parties, the parties agree as follows:

1. Forfeiture of the Forfeited Shares. Effective as of the date hereof, and for the consideration described herein, the sufficiency of which is acknowledged by the Stockholder, the Stockholder hereby forfeits and returns to the Company to be held for reissue, and the Company hereby accepts, the Forfeited Shares of the Stockholder, which Forfeited Shares shall be delivered free of any and all liens, security interests, claims or encumbrances of any kind whatsoever, on the terms and subject to the conditions set forth herein. The consummation of the forfeiture of the Forfeited Shares shall be concurrent with the execution hereof. The Company shall hold the Forfeited Shares for reissue in the manner set forth in Recital B above and incorporated herein by reference.

2. Representations and Warranties of the Stockholders. The Stockholder represents and warrants to the Company as follows:

(a) Title to Shares. The Stockholder is the record and beneficial owner of the Forfeited Shares indicated as owned by the Stockholder in Recital A, and the Forfeited Shares are conveyed to the Company hereunder, free and clear of all liens, claims, encumbrances, pledges, options and any other adverse interests, restrictions on transfer or defects in title of any kind or nature whatsoever, except for restrictions on transfer imposed by federal and state securities laws.

(b) Legal Power. The Stockholder has the full legal right and authority to enter into this Agreement, to forfeit and deliver the Forfeited Shares to the Company and to consummate the transactions contemplated hereby.

(c) Enforceability, Conflicts. This Agreement is a legally binding agreement that is enforceable against the Stockholder in accordance with its terms, and the Stockholder’s execution and delivery of this Agreement and the performance by the Stockholder of his or her obligations hereunder will not conflict with or violate any other agreement or understanding, written or oral, to which the Stockholder is a party or to which any of the Stockholder’s Forfeited Shares are subject or bound.

(d) Informed Investment Decision. The Stockholder has been provided access to and the opportunity to review all material financial and business records of the Company, and to ask such questions of the officers of the Company, as necessary to make a deliberate and informed decision as to whether to forfeit the Forfeited Shares to the Company on the terms provided in this Agreement. The Stockholder has such knowledge and experience in financial or business matters and with respect to the Company’s business, financial condition, operating results and prospects that the Stockholder is capable of evaluating the merits and risks of the forfeiture contemplated by this Agreement. Based on the knowledge and experience of the Stockholder, the Stockholder has reviewed the merits and risks of the transaction contemplated by this Agreement, and, where necessary, has reviewed all material information made available to the Stockholder. The Stockholder has been advised to, and given the opportunity to, consult with counsel of the Stockholder’s own choosing with respect to this Agreement and has not relied upon counsel for the Company in connection with this Agreement.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows:

(a) Legal Power. The Company has the requisite legal power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) Enforceability, Conflicts. This Agreement is a legally binding agreement that is enforceable against the Company in accordance with its terms, and the Company’s execution and delivery of this Agreement and the performance by the Company of its obligations hereunder will not conflict with or violate any other agreement or understanding, written or oral, to which the Company is a party or to which any of its assets are subject or bound.

4. Miscellaneous.

(a) Entire Agreement; Amendment; Waiver. This Agreement is final and complete, and embodies all of the agreements and understandings of the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, written or oral, with respect thereto. This Agreement may not be amended or modified, except by a written instrument signed by all of the parties affected thereby. No waiver of any right hereunder shall be effective unless it is given in a written document or instrument signed by the party waiving such right.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

(c) Headings. The paragraph headings included herein are for convenience of reference only and shall not be considered in, and shall not affect, the interpretation or application of any of the provisions hereof.

(d) Counterparts. This Agreement may be executed in separate counterparts, each of which shall constitute one and the same agreement and, provided that each of the parties hereto has executed and delivered at least one such counterpart, this Agreement shall be effective even if all of the parties have not executed the same counterpart of this Agreement.

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(e) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(f) Severability. Any provision of this Agreement that is declared by a court of competent jurisdiction to be illegal, unenforceable or invalid, shall be ineffective to the extent of such illegality, unenforceability or invalidity, but any such provision shall be enforced to the fullest extent possible to avoid such illegality, unenforceability or invalidity, and each other provision of this Agreement shall continue in full force and effect.

(g) Further Assurances. Each party agrees to execute all such other documents and take all such other actions as are necessary or desirable to carry out the provisions of this Agreement.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

COMPANY:

KAL Energy, Inc.

By:

Name:

Its:

Date:

STOCKHOLDER:

Entity Name:

Entity Address:

Entity Address:

Entity Address:

By:

Name:

Its:

Date:

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers unto KAL Energy, Inc., a Delaware corporation (the “Company”), ________________ (_________) shares of the Common Stock of the Company, standing in his, her or its name on the books of said Company represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint __________ his, her or its attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Date: September 17, 2008
[Name of Stockholder]